CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We  hereby  consent  to  the  use  in  this  Registration  Statement  on  Form  S-1  A5  for

Liberated  Syndication,  Inc.  of  our  report  dated  March  24,  2016,  relating  to  the

December   31,   2015   and   2014   consolidated   financial   statements   of   Liberated

Syndication,   Inc.   which   appears   in   such   Form   S-1.     We   also   consent   to   the

reference to us under the heading "Experts".

Salt Lake City, Utah

July 11, 2016